                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 16, 2007

                             COMPUTER HORIZONS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                    0-7282                  13-2638902
--------------------------------------------------------------------------------
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

     49 Old Bloomfield Avenue, Mountain Lakes, NJ             07046-1495
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (973) 299-4000

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      As previously reported, on October 18, 2006, Computer Horizons Corp. (the
"Company") entered into an asset purchase agreement (the "Chimes Asset Purchase
Agreement") by and among Axium International, Inc., a Delaware corporation,
Diversity MSP, Inc., a California corporation ("Diversity MSP"), Chimes, Inc., a
Delaware corporation and wholly-owned subsidiary of the Company (now known as
Chimes, LLC; a Delaware limited liability company) and the Company. Pursuant to the Chimes Asset Purchase Agreement, on February 16, 2007, the Company sold to
Diversity MSP substantially all of the assets of Chimes, LLC, excluding cash and marketable securities, for a purchase price of $80,000,000 in cash (the "Chimes
Asset Sale").

      As previously reported, on November 7, 2006, the Company entered into an asset purchase agreement (the "Commercial Services Asset Purchase Agreement") by
and among TEKsystems, Inc., a Maryland corporation ("TEKsystems"), TEKsystems
EF&I Solutions, LLC, a Maryland limited liability company, Allegis Group Canada
Corporation, a Nova Scotia unlimited liability corporation, the Company, GBS
Holdings Private Limited, a corporation organized under the laws of Mauritius,
CHC Healthcare Solutions, LLC, a Delaware limited liability company, and Allegis
Group, Inc., a Maryland corporation. Pursuant to the Commercial Services Asset
Purchase Agreement, on February 16, 2007, the Company sold to TEKsystems substantially all of the assets of its Commercial Services Business (as defined in the Commercial Services Asset Purchase Agreement), for a purchase price of
$57,000,000 in cash subject to a potential post-closing working capital adjustment (the "Commercial Services Asset Sale").

      The Commercial Services Asset Sale, together with the Chimes Asset Sale
(collectively, the "Asset Sales"), constitute a sale of substantially all the assets of the Company.

       A copy of our February 16, 2007 press release announcing the Asset Sales is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

FORWARD-LOOKING STATEMENTS

      This current report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential,"
"continue" or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements including, but not limited to, risks associated with unforeseen technical difficulties, the ability to meet customer requirements, market acceptance of service offerings, changes in technology and standards, the ability to complete cost reduction initiatives, dependencies on certain technologies, delays, market acceptance and competition, as well as other risks described from time to time in the Company's filings with the Securities and
Exchange Commission, press releases and other communications. All forward-looking statements included in this current report on Form 8-K are based on information available to the Company on the date hereof. The Company

                                       2

undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this current report on Form 8-K to reflect events or circumstances after the date of this current report on Form 8-K or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

      (b) PRO FORMA FINANCIAL INFORMATION:

      The unaudited pro forma consolidated financial information of the Company and Chimes that follows gives effect to the consummation of the proposed Asset
Sales. The historical information was derived from our unaudited consolidated balance sheet as of September 30, 2006 and 2005 and December 31, 2005, 2004 and
2003, our unaudited consolidated statement of operations for the nine months ended September 30, 2006 and 2005 and for the three years ended December 31,
2005, 2004 and 2003.

      The unaudited pro forma consolidated financial statements include specific assumptions and adjustments related to the Asset Sales. The pro forma adjustments have been made to illustrate the anticipated financial effect of the
Asset Sales. The pro forma adjustments are described in the notes accompanying the pro forma consolidated financial statements and should be read in conjunction with our quarterly report on Form 10Q for the period ended September
30, 2006 and our annual report on Form 10K for the year ended December 31, 2005.

      The unaudited pro forma condensed combined financial information is for informational purposes only. The pro forma information is not necessarily indicative of what the Company's financial position or results of operations actually would have been had the Asset Sales been completed as of the date presented. In addition, the unaudited pro forma condensed combined financial information does not purport to project the Company's future financial position or future results of operations.

      The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable in the circumstances. The pro forma condensed consolidated balance sheet of the Company should be read in conjunction with the notes thereto.

                                       3

                                                           CHIMES, INC.
                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                      September 30, 2006
                                                          -------------------------------------------------------------------------
                                                                                           Chimes Pro                    Company
                                                            Company          Sale of         Forma                      Pro Forma
(dollars in thousands)                                    Historical(1)     Chimes(2)      Adjustments      Note       Consolidated
--------------------------------------------------------  -------------    -----------    ------------     ------      ------------

ASSETS
CURRENT ASSETS:
Cash and cash equivalents ..............................   $  48,185       $ (16,445)      $  81,433       {a}{b}      $ 113,173
Cash in escrow .........................................       1,000            --              --                         1,000
Accounts receivable, net ...............................      42,560          (5,957)           --                        36,603
Refundable tax credit ..................................       7,714             (41)           --                         7,673
Other Receivables ......................................         429            --              --                           429
Prepaid expenses and other .............................       2,982            (594)           --                         2,388
                                                           ---------       ---------       ---------                   ---------
TOTAL CURRENT ASSETS ...................................     102,870         (23,037)         81,433                     161,266
                                                           ---------       ---------       ---------                   ---------
PROPERTY AND EQUIPMENT .................................      44,275          (7,498)           --                        36,777
Less accumulated depreciation ..........................     (41,178)          6,598            --                       (34,580)
                                                           ---------       ---------       ---------                   ---------
TOTAL PROPERTY AND EQUIPMENT, NET ......................       3,097            (900)           --                         2,197
                                                           ---------       ---------       ---------                   ---------

OTHER ASSETS--NET:
Deferred income taxes ..................................       1,637              85             (85)      {c}             1,637
Other ..................................................       2,685            (105)           --                         2,580
                                                           ---------       ---------       ---------                   ---------

TOTAL OTHER ASSETS .....................................       4,322             (20)            (85)                      4,217
                                                           ---------       ---------       ---------                   ---------
TOTAL ASSETS ...........................................   $ 110,289       $ (23,957)      $  81,348                   $ 167,680
                                                           =========       =========       =========                   =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable .......................................   $  18,002       $ (11,980)      $    --                         6,022
Accrued payroll, payroll taxes and benefits ............       9,145          (1,788)           --                         7,357
Income taxes payable ...................................       1,150            --             2,300       {d}             3,450
Restructuring reserve ..................................         146             (67)           --                            79
Deferred income taxes ..................................       1,636            --              --                         1,636
Other accrued expenses .................................       4,569          (1,094)           --                         3,475
                                                           ---------       ---------       ---------                   ---------
TOTAL CURRENT LIABILITIES ..............................      34,648         (14,929)          2,300                      22,019
                                                           ---------       ---------       ---------                   ---------

OTHER LIABILITIES:
Deferred compensation ..................................       1,734            --              --                         1,734
Change of control payable ..............................       2,330            --              --                         2,330
Other ..................................................        --               (14)           --                           (14)
                                                           ---------       ---------       ---------                   ---------
TOTAL LIABILITIES ......................................      38,712         (14,943)          2,300                      26,069
                                                           ---------       ---------       ---------                   ---------

SHAREHOLDERS' EQUITY:
Preferred stock, $.10 par; authorized and
   unissued 200,000 shares, including
   50,000 Series A .....................................                        --

                                                                  4

                                                                                      September 30, 2006
                                                          -------------------------------------------------------------------------
                                                                                           Chimes Pro                    Company
                                                            Company          Sale of         Forma                      Pro Forma
(dollars in thousands)                                    Historical(1)     Chimes(2)      Adjustments      Note       Consolidated
--------------------------------------------------------  -------------    -----------    ------------     ------      ------------

Common stock, $.10 par; authorized
   100,000,000 shares; issued
   33,158,105 shares at September 30, 2006
   and September 30, 2005, December 31,
   2005, 33,153,805 December 31, 2004 and
   33,153,107 December 31, 2003 ........................       3,315             (23)           --                         3,292
Additional paid in capital .............................     146,506         (18,023)           --                       128,483
Accumulated other comprehensive loss ...................        (179)             21            --                          (158)
Retained earnings ......................................     (77,134)          9,011          79,048       {d}            10,925
                                                           ---------       ---------       ---------                   ---------
                                                              72,508          (9,014)         79,048                     142,542
Less shares held in treasury, at cost;
   134,948 and 1,118,014 shares at
   September 30, 2006 ..................................        (931)           --              --                          (931)
                                                           ---------       ---------       ---------                   ---------
TOTAL SHAREHOLDERS' EQUITY .............................      71,577          (9,014)         79,048                     141,611
                                                           ---------       ---------       ---------                   ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .............   $ 110,289       $ (23,957)      $  81,348                   $ 167,680
                                                           =========       =========       =========                   =========

-------------------

(1)   As reported in Computer Horizons Corp. unaudited Quarterly Report on Form 10-Q for the nine months ended September 30, 2006.

(2)   Derived from Computer Horizons unaudited financial information as of September 30, 2006.

                                                                  5

                                                           CHIMES, INC.
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                      Nine Months Ended
                                                                                      September 30, 2006
                                                           ------------------------------------------------------------------------
                                                                                                    Chimes              Company
                                                              Company            Sale of           Pro Forma           Pro Forma
(dollars in thousands, except per share data)              Historical(1)        Chimes(2)         Adjustments        Consolidated
--------------------------------------------------------   -------------      -------------      -------------      --------------

REVENUES:
Commercial .............................................   $    136,124       $       --         $       --         $    136,124
Chimes .................................................         23,474            (23,474)              --                 --
                                                           ------------       ------------       ------------       ------------
TOTAL REVENUES .........................................        159,598            (23,474)              --              136,125
                                                           ------------       ------------       ------------       ------------

COSTS AND EXPENSES:
Direct costs ...........................................        107,689               (568)              --              107,122
Selling, general & administrative ......................         51,758            (20,952)             2,116             32,922
Special charges/(credits) ..............................            334               --                 --                  334
Gain on Sale ...........................................           (394)              --                 --                 (394)
                                                           ------------       ------------       ------------       ------------
TOTAL COSTS ............................................        159,387            (21,520)             2,116            139,984
                                                           ------------       ------------       ------------       ------------

INCOME/(LOSS) FROM OPERATIONS ..........................            211             (1,954)            (2,116)            (3,859)
                                                           ------------       ------------       ------------       ------------

OTHER INCOME/(EXPENSE):
Interest income ........................................          1,308             (1,047)              --                  261
Interest expense .......................................             (1)              --                 --                   (1)
Other ..................................................           --                   (2)              --                   (2)
                                                           ------------       ------------       ------------       ------------
TOTAL OTHER INCOME/(EXPENSE) ...........................          1,307             (1,049)              --                  258
                                                           ------------       ------------       ------------       ------------

INCOME/(LOSS) BEFORE INCOME TAXES ......................          1,518             (3,003)            (2,116)            (3,601)
                                                           ------------       ------------       ------------       ------------

INCOME (TAXES)/BENEFIT:
Current ................................................           (150)            (1,270)             1,345                (75)
Deferred ...............................................           --                   85                (85)              --
                                                           ------------       ------------       ------------       ------------
TOTAL INCOME (TAXES)/BENEFIT ...........................           (150)            (1,185)             1,260                (75)
                                                           ------------       ------------       ------------       ------------

NET INCOME/(LOSS) FROM CONTINUING OPERATIONS ...........          1,368             (4,188)              (856)            (3,676)
                                                           ------------       ------------       ------------       ------------
INCOME/(LOSS) FROM DISCONTINUED OPERATIONS .............        (13,232)              --                 --              (13,232)
LOSS ON SALE FROM DISCONTINUED OPERATIONS ..............         (4,779)              --                 --               (4,779)
                                                           ------------       ------------       ------------       ------------
INCOME/(LOSS) FROM DISCONTINUED OPERATIONS NET
   OF TAX ..............................................        (18,011)              --                 --              (18,011)
                                                           ------------       ------------       ------------       ------------

NET LOSS ...............................................   $    (16,643)      $     (4,188)      $       (856)      $    (21,687)
                                                           ============       ============       ============       ============

EARNINGS/(LOSS) PER SHARE FROM CONTINUING
   OPERATIONS--BASIC ...................................   $       0.04                                             $      (0.11)
                                                             ==========                                                ==========
EARNINGS/(LOSS) PER SHARE FROM DISCONTINUED
   OPERATIONS--BASIC ...................................   $      (0.56)                                            $      (0.56)
                                                             ==========                                                ==========
LOSS PER SHARE--BASIC ..................................   $      (0.51)                                            $      (0.67)
                                                             ==========                                                ==========

                                                                  6

                                                                                      Nine Months Ended
                                                                                      September 30, 2006
                                                           ------------------------------------------------------------------------
                                                                                                    Chimes              Company
                                                              Company            Sale of           Pro Forma           Pro Forma
(dollars in thousands, except per share data)              Historical(1)        Chimes(2)         Adjustments        Consolidated
--------------------------------------------------------   -------------      -------------      -------------      --------------

EARNINGS/(LOSS) PER SHARE FROM CONTINUING
   OPERATIONS--DILUTED .................................   $       0.04                                             $      (0.11)
                                                             ==========                                                ==========

EARNINGS/(LOSS) PER SHARE FROM DISCONTINUED
   OPERATIONS--DILUTED .................................   $      (0.55)                                            $      (0.55)
                                                             ==========                                                ==========
LOSS PER SHARE--DILUTED ................................   $      (0.51)                                            $      (0.66)
                                                             ==========                                                ==========
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING--BASIC ..................................     32,411,474                                                32,411,474
                                                             ==========                                                ==========
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING--DILUTED ................................     32,619,000                                                32,619,000
                                                             ==========                                                ==========

-------------------

(1)   As reported in Computer Horizons unaudited quarterly report on Form 10-Q for the nine months ended September 30, 2006 with
      Federal segment in Discontinued Operations.

(2)   Derived from Computer Horizons unaudited financial information for the nine months ended September 30, 2006.

                                                                  7

                                                           CHIMES, INC.
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                      Nine Months Ended
                                                                                      September 30, 2005
                                                           -----------------------------------------------------------------------
                                                                                                    Chimes              Company
                                                              Company            Sale of           Pro Forma           Pro Forma
(dollars in thousands, except per share data)              Historical(1)        Chimes(2)         Adjustments        Consolidated
--------------------------------------------------------   -------------      -------------      -------------      --------------

REVENUES:
Commercial .............................................   $    148,504       $       --         $       --         $    148,504
Chimes .................................................         20,747            (20,747)              --                 --
                                                           ------------       ------------       ------------       ------------
TOTAL REVENUES .........................................        169,251            (20,747)              --              148,504
                                                           ------------       ------------       ------------       ------------

COSTS AND EXPENSES:
Direct costs ...........................................        120,908               (697)              --              120,211
Selling, general & administrative ......................         52,797            (17,795)             1,960{e}          36,962
Amortization of intangibles ............................             78               --                 --                   78
Special charges/(credits) ..............................            716                 (1)              --                  715
Gain on Sale ...........................................          4,482               --                 --                4,482
                                                           ------------       ------------       ------------       ------------
TOTAL COSTS ............................................        178,981            (18,493)             1,960            162,448
                                                           ------------       ------------       ------------       ------------

INCOME/(LOSS) FROM OPERATIONS ..........................         (9,730)            (2,254)            (1,960)           (13,944)
                                                           ------------       ------------       ------------       ------------

OTHER INCOME/(EXPENSE):
Interest income ........................................            541               (424)              --                  117
Interest expense .......................................             (5)              --                 --                   (5)
Other ..................................................           --                    2               --                    2
                                                           ------------       ------------       ------------       ------------
TOTAL OTHER INCOME/(EXPENSE) ...........................            536               (422)              --                  114
                                                           ------------       ------------       ------------       ------------

INCOME/(LOSS) FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES .................................         (9,194)            (2,676)            (1,960)           (13,830)
                                                           ------------       ------------       ------------       ------------

INCOME (TAXES)/BENEFIT:
Current ................................................            259                 13               --                  272
Deferred ...............................................           (100)              --                 --                 (100)
                                                           ------------       ------------       ------------       ------------
TOTAL INCOME (TAXES)/BENEFIT ...........................            159                 13               --                  172
                                                           ------------       ------------       ------------       ------------

NET INCOME/(LOSS) FROM CONTINUING OPERATIONS ...........   $     (9,035)      $     (2,663)      $     (1,960)      $    (13,658)
                                                           ------------       ------------       ------------       ------------
INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
   NET OF TAX ..........................................          2,071               --                 --                2,071
                                                           ------------       ------------       ------------       ------------
NET LOSS ...............................................   $     (6,964)      $     (2,663)      $     (1,960)      $    (11,587)
                                                           ============       ============       ============       ============
LOSS PER SHARE FROM CONTINUING
   OPERATIONS--BASIC AND DILUTED .......................   $      (0.29)                                                   (0.42)
                                                           ------------                                             ------------
EARNINGS PER SHARE FROM DISCONTINUED
   OPERATIONS--BASIC AND DILUTED .......................           0.07                                                     0.06
                                                           ------------                                             ------------
LOSS PER SHARE BASIC AND DILUTED .......................          (0.22)                                                   (0.36)
                                                           ------------                                             ------------
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING--BASIC AND DILUTED ......................     31,280,000                                               31,280,000
                                                           ------------                                             ------------

-------------------

(1)   As reported in Computer Horizons  unaudited  quarterly report on Form 10-Q for the nine months ended September 30, 2005 with
      Federal segment in Discontinued Operations.

(2)   Derived from Computer Horizons unaudited financial information for the nine months ended September 30, 2005.

                                                                  8

                                                           CHIMES, INC.
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                             Year Ended
                                                                                         December 31, 2005
                                                               --------------------------------------------------------------------
                                                                                                      Chimes             Company
                                                                  Company           Sale of          Pro Forma          Pro Forma
(dollars in thousands, except per share data)                  Historical(1)       Chimes(2)        Adjustments       Consolidated
------------------------------------------------------------   -------------     -------------     -------------     --------------

REVENUES:
Commercial .................................................   $    195,435      $       --        $       --        $    195,435
Chimes .....................................................         28,421           (28,421)             --                --
                                                               ------------      ------------      ------------      ------------
TOTAL REVENUES .............................................        223,856           (28,421)             --             195,435
                                                               ------------      ------------      ------------      ------------

COSTS AND EXPENSES:
Direct costs ...............................................        159,587              (938)             --             158,649
Selling, general & administrative ..........................         71,902           (24,530)            2,791{e}         50,163
Amortization of intangibles ................................             79              --                --                  79
Special charges/(credits) ..................................         20,532                75              --              20,607
                                                               ------------      ------------      ------------      ------------
TOTAL COSTS ................................................        252,100           (25,393)            2,791           229,498
                                                               ------------      ------------      ------------      ------------

INCOME/(LOSS) FROM OPERATIONS ..............................        (28,244)           (3,028)           (2,791)          (34,063)
                                                               ------------      ------------      ------------      ------------

OTHER INCOME/(EXPENSE):
Net (loss)/gain on investments .............................         (1,180)             --                --              (1,180)
Interest income ............................................            811              (658)             --                 153
Interest expense ...........................................             (6)                1              --                  (5)
Other ......................................................           --                 (22)             --                 (22)
                                                               ------------      ------------      ------------      ------------
TOTAL OTHER INCOME/(EXPENSE) ...............................           (375)             (679)             --              (1,054)
                                                               ------------      ------------      ------------      ------------

INCOME/(LOSS) BEFORE INCOME TAXES ..........................        (28,619)           (3,707)           (2,791)          (35,117)
                                                               ------------      ------------      ------------      ------------

INCOME (TAXES)/BENEFIT:
Current ....................................................           (432)               39              --                (393)
Deferred ...................................................        (16,698)             --                --             (16,698)
                                                               ------------      ------------      ------------      ------------
TOTAL INCOME (TAXES)/BENEFIT ...............................        (17,130)               39              --             (17,091)
                                                               ------------      ------------      ------------      ------------

NET INCOME/(LOSS) FROM CONTINUING OPERATIONS ...............        (45,749)           (3,668)           (2,791)          (52,208)
                                                               ------------      ------------      ------------      ------------

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
NET OF TAX .................................................           (671)             --                --                (671)
                                                               ------------      ------------      ------------      ------------

NET LOSS ...................................................   $    (46,420)     $     (3,668)     $     (2,791)     $    (52,879)
                                                               ============      ============      ============      ============
LOSS PER SHARE FROM CONTINUING
   OPERATIONS--BASIC AND DILUTED ...........................   $      (1.46)                                         $      (1.66)
                                                                 ----------                                            ----------
EARNINGS PER SHARE FROM DISCONTINUED
   OPERATIONS--BASIC AND DILUTED ...........................   $      (0.02)                                         $      (0.02)
                                                                 ----------                                            ----------
LOSS PER SHARE BASIC AND DILUTED ...........................   $      (1.48)                                         $      (1.68)
                                                                 ----------                                            ----------
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING--BASIC AND DILUTED ..........................     31,399,000                                            31,399,000
                                                                 ----------                                            ----------

-------------------

(1)   As reported in Computer  Horizons  annual report on Form 10-K for the year ended  December 31, 2005 with Federal  segment in
      Discontinued Operations.

(2)   Derived from Computer Horizons audited financial information for the year ended December 31, 2005.

                                                                  9

                                                           CHIMES, INC.
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                        Year Ended
                                                                                    December 31, 2004
                                                           ------------------------------------------------------------------------
                                                                                                       Chimes          Company
                                                                Company           Sale of             Pro Forma        Pro Forma
(dollars in thousands, except per share data)                Historical(1)       Chimes(2)           Adjustments      Consolidated
----------------------------------------------------       -----------------   -------------       -------------     --------------

REVENUES:
Commercial .........................................       $    191,096        $       --          $       --          $    191,096
Chimes .............................................             23,092             (23,092)               --                  --
                                                           ------------        ------------        ------------        ------------
TOTAL REVENUES .....................................            214,188             (23,092)               --               191,096
                                                           ------------        ------------        ------------        ------------

COSTS AND EXPENSES:
Direct costs .......................................            154,488              (1,396)               --               153,092
Selling, general & administrative ..................             69,077             (22,341)              2,035{e}           48,770
Amortization of intangibles ........................                189                --                  --                   189
Restructuring Charges ..............................              2,859                (502)               --                 2,357
Special charges/(credits) ..........................               (939)               --                  --                  (939)
Goodwill impairment ................................             20,306                --                  --                20,306
Write-off of assets ................................                910                --                  --                   910
                                                           ------------        ------------        ------------        ------------
TOTAL COSTS ........................................            246,890             (24,239)              2,035             224,685
                                                           ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM OPERATIONS ......................            (32,702)              1,147              (2,035)            (33,589)
                                                           ------------        ------------        ------------        ------------

OTHER INCOME/(EXPENSE):
Interest income ....................................                321                (144)               --                   177
Interest expense ...................................                (82)                 (1)               --                   (83)
Other ..............................................               --                   (41)               --                   (41)
                                                           ------------        ------------        ------------        ------------
TOTAL OTHER INCOME/(EXPENSE) .......................                239                (186)               --                    53
                                                           ------------        ------------        ------------        ------------

INCOME/(LOSS) BEFORE INCOME TAXES ..................            (32,463)                961              (2,035)            (33,536)
                                                           ------------        ------------        ------------        ------------

INCOME (TAXES)/BENEFIT:
Current ............................................             (1,493)               --                  --                (1,493)
Deferred ...........................................             (1,985)               --                  --                (1,985)
                                                           ------------        ------------        ------------        ------------
TOTAL INCOME (TAXES)/BENEFIT .......................             (3,478)               --                  --                (3,478)
                                                           ------------        ------------        ------------        ------------

Loss before cumulative effect of minority
   interest ........................................            (28,985)                961              (2,035)            (30,058)
                                                           ------------        ------------        ------------        ------------
Minority Interest ..................................                (45)               --                  --                   (45)
                                                           ------------        ------------        ------------        ------------

NET INCOME/(LOSS) FROM CONTINUING
   OPERATIONS ......................................            (29,030)                961              (2,035)            (30,103)
                                                           ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM DISCONTINUED
   OPERATIONS NET OF TAX ...........................              3,858                --                  --                 3,858
                                                           ------------        ------------        ------------        ------------

NET LOSS ...........................................       $    (25,172)       $        961        $     (2,035)       $    (26,246)
                                                           ============        ============        ============        ============
EARNINGS/(LOSS) PER SHARE FROM CONTINUING
   OPERATIONS--BASIC ...............................       $      (0.94)                                               $      (0.98)
                                                           ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM

                                                                 10

                                                                                        Year Ended
                                                                                    December 31, 2004
                                                           ------------------------------------------------------------------------
                                                                                                       Chimes          Company
                                                                Company           Sale of             Pro Forma        Pro Forma
(dollars in thousands, except per share data)                Historical(1)       Chimes(2)           Adjustments      Consolidated
----------------------------------------------------       -----------------   -------------       -------------     --------------

   DISCONTINUED OPERATIONS--BASIC ..................       $       0.12                                                $       0.12
                                                           ============                                                ============
LOSS PER SHARE--BASIC ..............................       $      (0.82)                                               $      (0.85)
                                                           ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM CONTINUING
   OPERATIONS--DILUTED .............................       $      (0.93)                                               $      (0.96)
                                                           ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM
   DISCONTINUED OPERATIONS--DILUTED ................       $       0.12                                                $       0.12
                                                           ============                                                ============
LOSS PER SHARE--DILUTED ............................       $      (0.80)                                               $      (0.84)
                                                           ============                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING--BASIC ..............................         30,870,000                                                  30,870,000
                                                           ============                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING--DILUTED ............................         31,295,000                                                  31,295,000
                                                           ============                                                ============

-------------------

(1)   As reported in Computer  Horizons  annual report on Form 10-K for the year ended  December 31, 2004 with Federal  segment in
      Discontinued Operations.

(2)   Derived from Computer Horizons audited financial information for the year ended December 31, 2004.

                                                                 11

                                                           CHIMES, INC.
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                        Year Ended
                                                                                    December 31, 2003
                                                       --------------------------------------------------------------------------
                                                                                                  Chimes              Company
                                                          Company             Sale of            Pro Forma           Pro Forma
(dollars in thousands, except per share data)          Historical(1)         Chimes(2)          Adjustments         Consolidated
----------------------------------------------------   -------------       -------------       -------------       --------------

REVENUES:
Commercial .........................................   $    206,972        $       --          $       --          $    206,972
Chimes .............................................         20,018             (20,018)               --                  --
                                                       ------------        ------------        ------------        ------------
TOTAL REVENUES .....................................        226,990             (20,018)               --               206,972
                                                       ------------        ------------        ------------        ------------

COSTS AND EXPENSES:
Direct costs .......................................        162,880              (1,392)               --               161,488
Selling, general & administrative ..................         74,434             (22,644)           1,841{e}              53,631
Amortization of intangibles ........................             63                --                  --                    63
Special charges/(credits) ..........................         10,113                --                  --                10,113
Restructuring Charges ..............................          3,278                (709)               --                 2,569
                                                       ------------        ------------        ------------        ------------
TOTAL COSTS ........................................        250,768             (24,745)              1,841             227,864
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM OPERATIONS ......................        (23,778)              4,727              (1,841)            (20,892)
                                                       ------------        ------------        ------------        ------------

OTHER INCOME/(EXPENSE):
Gain/(loss) on sale of assets ......................           (424)               --                  --                  (424)
Net (loss)/gain on investments .....................           (432)               --                  --                  (432)
Interest income ....................................            517                (118)               --                   399
Interest expense ...................................            (40)               --                  --                   (40)
Other ..............................................           --                   (16)               --                   (16)
                                                       ------------        ------------        ------------        ------------
TOTAL OTHER INCOME/(EXPENSE) .......................           (379)               (134)               --                  (513)
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) BEFORE INCOME TAXES ..................        (24,157)              4,593              (1,841)            (21,405)
                                                       ------------        ------------        ------------        ------------

INCOME (TAXES)/BENEFIT:
Current ............................................            264                --                  --                   264
Deferred ...........................................         (6,966)               --                  --                (6,966)
                                                       ------------        ------------        ------------        ------------
TOTAL INCOME (TAXES)/BENEFIT .......................         (6,702)               --                  --                (6,702)
                                                       ------------        ------------        ------------        ------------

Loss before cumulative effect of minority interest..        (17,455)              4,593              (1,841)            (14,703)
Minority Interest ..................................            (89)               --                  --                   (89)

NET INCOME/(LOSS) FROM CONTINUING
   OPERATIONS ......................................        (17,544)              4,593              (1,841)            (14,792)
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM DISCONTINUED
   OPERATIONS NET OF TAX ...........................            389                --                  --                   389
                                                       ------------        ------------        ------------        ------------

NET LOSS ...........................................   $    (17,155)       $      4,593        $     (1,841)       $    (14,403)
                                                       ============        ============        ============        ============
EARNINGS/(LOSS) PER SHARE FROM
   CONTINUING OPERATIONS--BASIC ....................   $      (0.58)                                               $      (0.49)
                                                       ============                                                ============

                                                                 12

                                                                                        Year Ended
                                                                                    December 31, 2003
                                                       --------------------------------------------------------------------------
                                                                                                  Chimes              Company
                                                          Company             Sale of            Pro Forma           Pro Forma
(dollars in thousands, except per share data)          Historical(1)         Chimes(2)          Adjustments         Consolidated
----------------------------------------------------   -------------       -------------       -------------       --------------

EARNINGS/(LOSS) PER SHARE FROM
   DISCONTINUED OPERATIONS--BASIC ..................   $       0.01                                                $       0.01
                                                       ============                                                ============
LOSS PER SHARE--BASIC ..............................   $      (0.56)                                               $      (0.47)
                                                       ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM
   CONTINUING OPERATIONS--DILUTED ..................   $      (0.57)                                               $      (0.48)
                                                       ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM
   DISCONTINUED OPERATIONS--DILUTED ................   $       0.01                                                $       0.01
                                                       ============                                                ============
LOSS PER SHARE--DILUTED ............................   $      (0.56)                                               $      (0.47)
                                                       ============                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING--BASIC ..............................     30,455,000                                                  30,455,000
                                                       ============                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING--DILUTED ............................     30,570,000                                                  30,570,000
                                                       ============                                                ============

-------------------

(1)   As reported in Computer  Horizons  annual report on Form 10-K for the year ended  December 31, 2003 with Federal  segment in
      Discontinued Operations.

(2)   Derived from Computer Horizons audited financial information for the year ended December 31, 2003.

                                                                 13

               NOTES TO CHIMES, INC. UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

      Pro forma adjustments reflect only those adjustments which are supportable and directly attributable to the transaction and do not include the impact of contingencies. Pro forma adjustments include the following ($ in thousands):

SALE OF CHIMES:

      (a)   To record cash proceeds consisting of $80 million consideration, net of transaction costs of $3 million.

      (b)   To record operating cash of $4,433,000 not included in the sale of
            Chimes.

      (c)   Adjustments represent the impact to the consolidated provision for the sale of the assets for Chimes, Inc. The consolidated provision was recalculated based upon the proforma income before income taxes as presented above. The proforma income was
            determined as if Chimes, Inc. was no longer part of the
            consolidated group. When preparing the proforma provision
            calculation, the Company assumed that all categories of permanent and temporary tax differences, as originally stated in the tax provision from December 31, 2003 to September 30, 2006, would have remained with the Company.

            Other assumptions made with respect to the calculation of the provision:

            1.    As of September 2006, the stand alone operations of Chimes,
                  Inc. would not have been required to report a valuation
                  allowance as the operations had cumulative income for the
                  past three years, as outlined within Financial Accounting
                  Standard 109, Accounting for Income Taxes. This is a
                  different result with respect to the remaining operations
                  of Computer Horizons as the Company maintained a full
                  valuation allowance at this time.

            2.    Note that as of September 30, 2006, the Company is
                  presenting the proforma balance sheet as if the Company
                  would have been required to accrue and pay Federal, State
                  and Foreign income taxes and record the applicable deferred taxes associated with its normal operations. As the stand
                  alone Chimes, Inc. would have been profitable during the
                  2005 and 2006, there would not have been a net operating
                  loss available to the operations to offset current taxable income. This is a different result with respect to the
                  remaining operations of Computer Horizons as the Company
                  has certain net operating losses available to offset
                  taxable income.

      (d)   Adjustment to Equity of $81,348,000 consists of net assets
            Computer Horizons sold to Axium International of $4,666,000, plus retained cash of $4,433,000, less the tax adjustment of $85,000 and the pro-forma estimated pre-tax gain as of September 30, 2006 on sale of Chimes of $72,334,000. The sale of the Company's

                                       14

            affiliate's assets pursuant to the Chimes Asset Purchase
            Agreement will be a taxable transaction with respect to the
            Company to the extent that any gain or loss is realized. The
            Company will realize gain or loss measured by the difference between the proceeds received by it and its affiliates on such sale and the Company's (or an affiliate's) tax basis in the assets. For purposes of calculating gain or loss, the proceeds received by the Company and its affiliates will include the cash received by them, the amount of their indebtedness that is cancelled or assumed, and any other consideration received by them for their assets. It is anticipated that the Company will have sufficient current losses to offset most of the gain
            expected to be realized from the Chimes Asset Sale for regular
            Federal income tax purposes and otherwise incur approximately
            $1.3 million in alternative minimum taxes. The Company and/or its affiliates may be subject to state income taxes to the extent that gains exceed losses for state tax law purposes, but does not anticipate that such taxes, if any, will be significant. Based upon current projections, such state taxes are estimated to be approximately $1 million after taking into account the
            availability of state losses to offset the gain.

      (e)   To adjust previously allocated corporate general expenses. The adjustment was made following the sale of the Company's Federal
            Division, RGII, to NetStar, Inc. on September 29, 2006, to remove
            RGII specific legal expense originally incurred at corporate on behalf of RGII, and then reallocate the revised corporate expense to the Chimes. Adjustments to the corporate allocation to RGII are as follows:

                                        Corporate         RGII          Total
                                        Allocation    Legal Expense   Adjustment
                                        ----------    -------------   ----------
YEARS ENDED:
   12/31/2005 .....................       $1,809         $  443         $1,366
   12/31/2004 .....................        1,767            285          1,482
   12/31/2003 .....................          747           --              747

NINE MONTHS ENDED:
   9/30/2006 ......................         --             --             --
   9/30/2005 ......................        1,314            195          1,119

Adjustments to the Chimes corporate allocation are as follows:

                                        Original Corporate    Adjusted Corporate
                                            Allocation            Allocation
                                        ------------------    ------------------
YEARS ENDED:
   12/31/2005 .....................           $2,848               $2,791
   12/31/2004 .....................            2,065                2,035
   12/31/2003 .....................            1,841                1,841

NINE MONTHS ENDED
   9/30/2006 ......................           $2,116               $2,116
   9/30/2005 ......................            1,984                1,960

                                       15

                                       COMPUTER HORIZONS CORP.--COMMERCIAL SERVICES BUSINESS
                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                   September 30, 2006
                                                           ----------------------------------------------------------------------
                                                                                                  Commercial          Company
                                                             Company             Sale of          Pro Forma          Pro Forma
(dollars in thousands)                                     Historical(1)       Commercial(2)     Adjustments        Consolidated
---------------------------------------------------------  -------------     ---------------    -------------      --------------

ASSETS
CURRENT ASSETS:
Cash and cash equivalents ...............................   $  48,185          $    --              $54,399{a}      $ 102,584
Cash in escrow ..........................................       1,000               --                 --               1,000
Accounts receivable, net ................................      42,560            (36,603)              --               5,957
Refundable tax credit ...................................       7,714             (7,672)             7,672{b}          7,714
Other Receivables .......................................         429               --                 --                 429
Prepaid expenses and other ..............................       2,982             (1,586)              --               1,396
                                                            ---------          ---------          ---------         ---------
TOTAL CURRENT ASSETS ....................................     102,870            (45,860)            62,071           119,081
                                                            ---------          ---------          ---------         ---------

PROPERTY AND EQUIPMENT ..................................      44,275            (19,970)              --              24,305
Less accumulated depreciation ...........................     (41,178)            17,957               --             (23,221)
                                                            ---------          ---------          ---------         ---------
TOTAL PROPERTY AND EQUIPMENT, NET .......................       3,097             (2,013)              --               1,084
                                                            ---------          ---------          ---------         ---------

OTHER ASSETS--NET:
Deferred income taxes ...................................       1,637               --                 --               1,637
Other ...................................................       2,685            (18,799)              --             (16,114)
                                                            ---------          ---------          ---------         ---------
TOTAL OTHER ASSETS ......................................       4,322            (18,799)              --             (14,477)
                                                            ---------          ---------          ---------         ---------
TOTAL ASSETS ............................................   $ 110,289          $ (66,672)         $  62,071         $ 105,688
                                                            =========          =========          =========         =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable ........................................   $  18,002          $  (4,537)         $    --           $  13,465
Accrued payroll, payroll taxes and benefits .............       9,145             (6,356)              --               2,789
Income taxes payable ....................................       1,150               --                  134{h}          1,284
Restructuring reserve ...................................         146                (52)              --                  94
Deferred income taxes ...................................       1,636               --                 --               1,636
Other accrued expenses ..................................       4,569             (2,194)              --               2,375
                                                            ---------          ---------          ---------         ---------
TOTAL CURRENT LIABILITIES ...............................      34,648            (13,139)               134            21,643
                                                            ---------          ---------          ---------         ---------

OTHER LIABILITIES:
Deferred compensation ...................................       1,734               --                 --               1,734
Intercompany cash transfers not on GL ...................        --                3,639               --               3,639
Intercompany ............................................        --              (36,206)              --             (36,206)
Change of control payable ...............................       2,330               --                 --               2,330
                                                            ---------          ---------          ---------         ---------
TOTAL LIABILITIES .......................................      38,712            (45,705)               134            (6,859)
                                                            ---------          ---------          ---------         ---------

SHAREHOLDERS' EQUITY:
Common stock, $.10 par; authorized
   100,000,000 shares; issued 33,158,105
   shares at September30, 2006 ..........................       3,315             (6,325)              --              (3,010)
Additional paid in capital ..............................     146,506             (7,628)              --             138,878
Accumulated other comprehensive loss ....................        (179)               158               --                 (21)

                                                                 16

Retained earnings .......................................     (77,134)            (7,172)            61,937{c}        (22,369)
                                                            ---------          ---------          ---------         ---------
                                                               72,508            (20,967)            61,937           113,478

Less shares held in treasury, at cost;
   134,948 and 1,118,014 shares at
   September30, 2006 ....................................        (931)              --                 --                (931)
                                                            ---------          ---------          ---------         ---------
TOTAL SHAREHOLDERS' EQUITY ..............................      71,577            (20,967)            61,937           112,547
                                                            ---------          ---------          ---------         ---------
TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY ...............................................   $ 110,289          $ (66,672)         $  62,071         $ 105,688
                                                            =========          =========          =========         =========

-------------------

(1)   As reported in Computer Horizons Corp. unaudited Quarterly Report on Form 10-Q for the nine months ended September 30, 2006.

(2)   Derived from Computer Horizons unaudited financial information as of September 30, 2006.

                                                                 17

                                       COMPUTER HORIZONS CORP.--COMMERCIAL SERVICES BUSINESS
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                   Nine Months Ended
                                                                                   September 30, 2006
                                                       --------------------------------------------------------------------------
                                                                                                 Commercial          Company
                                                         Company             Sale of             Pro Forma           Pro Forma
(dollars in thousands)                                 Historical(1)       Commercial(2)        Adjustments         Consolidated
----------------------------------------------------   -------------      ---------------      -------------      ---------------

REVENUES:
Commercial .........................................   $    136,124        $   (136,124)       $       --          $       --
Chimes .............................................         23,474                --                  --                23,474
                                                       ------------        ------------        ------------        ------------
TOTAL REVENUES .....................................        159,598            (136,124)               --                23,474
                                                       ------------        ------------        ------------        ------------

COSTS AND EXPENSES:
Direct costs .......................................        107,689            (107,121)               --                   568
Selling, general & administrative ..................         51,758             (29,586)             12,268{d)           34,440
Special charges / (credits) ........................            334                (261)               --                    73
Gain on Sale .......................................           (394)               --                  --                  (394)
                                                       ------------        ------------        ------------        ------------
TOTAL COSTS ........................................        159,387            (136,968)             12,268              34,687
                                                       ------------        ------------        ------------        ------------
INCOME/(LOSS) FROM OPERATIONS ......................            211                 844             (12,268)            (11,213)
                                                       ------------        ------------        ------------        ------------

OTHER INCOME/(EXPENSE):
Interest income ....................................          1,308                 (55)               --                 1,253
Interest expense ...................................             (1)                 (0)               --                    (1)
                                                       ------------        ------------        ------------        ------------
TOTAL OTHER INCOME/(EXPENSE) .......................          1,307                 (55)               --                 1,252
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) BEFORE INCOME TAXES ..................          1,518                 789             (12,268)             (9,961)
                                                       ------------        ------------        ------------        ------------

INCOME (TAXES)/BENEFIT:
Current ............................................           (150)               --                  --  {e}             (150)
                                                       ------------        ------------        ------------        ------------
TOTAL INCOME (TAXES)/BENEFIT .......................           (150)               --                  --                  (150)
                                                       ------------        ------------        ------------        ------------
NET INCOME/(LOSS) FROM CONTINUING
    OPERATIONS .....................................          1,368                 789             (12,268)            (10,111)
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM DISCONTINUED
    OPERATIONS .....................................        (13,232)               --                  --               (13,232)
LOSS ON SALE FROM DISCONTINUED
    OPERATIONS .....................................         (4,779)               --                  --                (4,779)
                                                       ------------        ------------        ------------        ------------
INCOME/(LOSS) FROM DISCONTINUED
    OPERATIONS NET OF TAX ..........................        (18,011)               --                  --               (18,011)
                                                       ------------        ------------        ------------        ------------

NET LOSS ...........................................   $    (16,643)       $        789        $    (12,268)       $    (28,122)
                                                       ============        ============        ============        ============

EARNINGS/(LOSS) PER SHARE FROM
    CONTINUING OPERATIONS--BASIC ...................   $       0.04                                                $      (0.31)
                                                       ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM
    DISCONTINUED OPERATIONS--BASIC .................   $      (0.56)                                               $      (0.56)
                                                       ============                                                ============
LOSS PER SHARE--BASIC ..............................   $      (0.51)                                               $      (0.87)
                                                       ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM
    CONTINUING OPERATIONS--DILUTED .................   $       0.04                                                $      (0.31)
                                                       ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM
    DISCONTINUED OPERATIONS--DILUTED ...............   $      (0.55)                                               $      (0.55)
                                                       ============                                                ============

                                                                 18

                                                                                   Nine Months Ended
                                                                                   September 30, 2006
                                                       --------------------------------------------------------------------------
                                                                                                 Commercial          Company
                                                         Company             Sale of             Pro Forma           Pro Forma
(dollars in thousands)                                 Historical(1)       Commercial(2)        Adjustments         Consolidated
----------------------------------------------------   -------------      ---------------      -------------      ---------------

LOSS PER SHARE--DILUTED ............................   $      (0.51)                                               $      (0.86)
                                                       ============                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING--BASIC .............................     32,411,474                                                  32,411,474
                                                       ============                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING--DILUTED ...........................     32,619,000                                                  32,619,000
                                                       ============                                                ============

-------------------

(1)   As reported in Computer Horizons unaudited quarterly report on Form 10-Q for the nine months ended September 30, 2006 with
      Federal segment in Discontinued Operations.

(2)   Derived from Computer Horizons unaudited financial information for the nine months ended September 30, 2006.

                                                                 19

                                       COMPUTER HORIZONS CORP.--COMMERCIAL SERVICES BUSINESS
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                               Nine Months Ended
                                                                               September 30, 2005
                                                       -------------------------------------------------------------------------
                                                                                                Commercial           Company
                                                         Company              Sale of           Pro Forma           Pro Forma
(dollars in thousands)                                 Historical(1)        Commercial(2)      Adjustments         Consolidated
----------------------------------------------------   -------------      ---------------     -------------       --------------

REVENUES:
Commercial .........................................   $    148,504        $   (148,504)       $       --          $       --
Chimes .............................................         20,747                --                  --                20,747
                                                       ------------        ------------        ------------        ------------
TOTAL REVENUES .....................................        169,251            (148,504)               --                20,747
                                                       ------------        ------------        ------------        ------------

COSTS AND EXPENSES:
Direct costs .......................................        120,908            (120,189)               --                   719
Selling, general & administrative ..................         52,797             (33,672)             12,538{d}           31,663
Amortization of intangibles ........................             78                --                  --                    78
Special charges / (credits) ........................            716              (1,010)               --                  (294)
Gain on Sale .......................................          4,482                --                  --                 4,482
                                                       ------------        ------------        ------------        ------------
TOTAL COSTS ........................................        178,981            (154,871)             12,538              36,648
                                                       ------------        ------------        ------------        ------------
INCOME/(LOSS) FROM OPERATIONS ......................         (9,730)              6,367             (12,538)            (15,901)
                                                       ------------        ------------        ------------        ------------

OTHER INCOME/(EXPENSE):
Interest income ....................................            541                 (10)               --                   531
Interest expense ...................................             (5)               --                  --                    (5)
                                                       ------------        ------------        ------------        ------------
TOTAL OTHER INCOME/(EXPENSE) .......................            536                 (10)               --                   526
                                                       ------------        ------------        ------------        ------------
INCOME/(LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES ............................         (9,194)              6,357             (12,538)            (15,375)

INCOME (TAXES)/BENEFIT:
Current ............................................            259                --                  --  {e}              259
Deferred ...........................................           (100)               --                  --  {e}             (100)
                                                       ------------        ------------        ------------        ------------
TOTAL INCOME (TAXES)/BENEFIT .......................            159                --                  --                   159
                                                       ------------        ------------        ------------        ------------

NET INCOME/(LOSS) FROM CONTINUING
    OPERATIONS .....................................         (9,035)              6,357             (12,538)            (15,216)
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM DISCONTINUED
    OPERATIONS NET OF TAX ..........................          2,071                --                  --                 2,071
                                                       ------------        ------------        ------------        ------------

NET LOSS ...........................................   $     (6,964)              6,357             (12,538)       $    (13,145)
                                                       ============        ============        ============        ============
LOSS PER SHARE FROM CONTINUING
    OPERATIONS--BASIC AND DILUTED ..................   $      (0.29)                                               $      (0.47)
                                                       ------------                                                ------------
EARNINGS PER SHARE FROM DISCONTINUED
    OPERATIONS--BASIC AND DILUTED ..................   $       0.07                                                $       0.06
                                                       ------------                                                ------------
LOSS PER SHARE BASIC AND DILUTED ...................   $      (0.22)                                               $      (0.41)
                                                       ------------                                                ------------
WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING--BASIC AND DILUTED .................     31,280,000                                                  31,280,000
                                                       ------------                                                ------------

-------------------

(1)   As reported in Computer Horizons unaudited quarterly report on Form 10-Q for the nine months ended September 30, 2005 with
      Federal segment in Discontinued Operations.

(2)   Derived from Computer Horizons unaudited financial information for the nine months ended September 30, 2005.

                                                                 20

                                       COMPUTER HORIZONS CORP.--COMMERCIAL SERVICES BUSINESS
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         Year Ended December 31, 2005
                                                       -------------------------------------------------------------------------
                                                                                                Commercial           Company
                                                          Company             Sale of          Pro Forma           Pro Forma
(dollars in thousands except per share  data)          Historical(1)        Commercial(2)      Adjustments         Consolidated
----------------------------------------------------   -------------       ---------------     -------------       -------------

REVENUES:
Commercial .........................................   $    195,435        $   (195,435)       $       --          $       --
Chimes .............................................         28,421                --                  --                28,421
                                                       ------------        ------------        ------------        ------------
TOTAL REVENUES .....................................        223,856            (195,435)               --                28,421
                                                       ------------        ------------        ------------        ------------

COSTS AND EXPENSES:
Direct costs .......................................        159,587            (158,649)               --                   938
Selling, general & administrative ..................         71,902             (46,006)             17,026{d}           42,922
Amortization of intangibles ........................             79                --                  --                    79
Special charges / (credits) ........................         20,532              (2,594)               --                17,938
                                                       ------------        ------------        ------------        ------------
TOTAL COSTS ........................................        252,100            (207,249)             17,026              61,877
                                                       ------------        ------------        ------------        ------------
INCOME/(LOSS) FROM OPERATIONS ......................        (28,244)             11,814             (17,026)            (33,456)
                                                       ------------        ------------        ------------        ------------

OTHER INCOME/(EXPENSE):
Net (loss)/gain on investments .....................         (1,180)               --                  --                (1,180)
Interest income ....................................            811                 (10)               --                   801
Interest expense ...................................             (6)               --                  --                    (6)
Other ..............................................           --                    23                --                    23
                                                       ------------        ------------        ------------        ------------
TOTAL OTHER INCOME/(EXPENSE) .......................           (375)                 14                --                  (361)
                                                       ------------        ------------        ------------        ------------
INCOME/(LOSS) BEFORE INCOME TAXES ..................        (28,619)             11,828             (17,026)            (33,818)
                                                       ------------        ------------        ------------        ------------

INCOME (TAXES)/BENEFIT:
Current ............................................           (432)                 (7)               --  {e}             (439)
Deferred ...........................................        (16,698)               --                  --  {e}          (16,698)
                                                       ------------        ------------        ------------        ------------
TOTAL INCOME (TAXES)/BENEFIT .......................        (17,130)                 (7)               --               (17,137)
                                                       ------------        ------------        ------------        ------------

NET INCOME/(LOSS) FROM CONTINUING
    OPERATIONS .....................................        (45,749)             11,820             (17,026)            (50,955)
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
    NET OF TAX .....................................           (671)               --                  --                  (671)
                                                       ------------        ------------        ------------        ------------

NET LOSS ...........................................   $    (46,420)             11,820             (17,026)       $    (51,626)
                                                       ============        ============        ============        ============
LOSS PER SHARE FROM CONTINUING
    OPERATIONS--BASIC AND DILUTED ..................   $      (1.46)                                               $      (1.62)
                                                       ------------                                                ------------
EARNINGS PER SHARE FROM DISCONTINUED
    OPERATIONS--BASIC AND DILUTED ..................   $      (0.02)                                               $      (0.02)
                                                       ------------                                                ------------
LOSS PER SHARE BASIC AND DILUTED ...................   $      (1.48)                                               $      (1.64)
                                                       ------------                                                ------------
WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING--BASIC AND DILUTED .................     31,399,000                                                  31,399,000
                                                       ------------                                                ------------

-------------------

(1)   As reported in Computer Horizons annual report on Form 10-K for the year ended December 31, 2005 with Federal segment in
      Discontinued Operations

(2)   Derived from Computer Horizons audited financial information for the year ended December 31, 2005.

                                                                 21

                                       COMPUTER HORIZONS CORP.--COMMERCIAL SERVICES BUSINESS
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         Year Ended December 31, 2004
                                                      --------------------------------------------------------------------------
                                                                                                Commercial          Company
                                                         Company               Sale of          Pro Forma          Pro Forma
(dollars in thousands except per share  data)         Historical(1)         Commercial(2)      Adjustments        Consolidated
----------------------------------------------------  -------------        ---------------     -------------      --------------

REVENUES:
Commercial .........................................   $    191,096        $   (191,096)       $       --          $         --
Chimes .............................................         23,092                --                  --                23,092
                                                       ------------        ------------        ------------        ------------
TOTAL REVENUES .....................................        214,188            (191,096)               --                23,092
                                                       ------------        ------------        ------------        ------------

COSTS AND EXPENSES:
Direct costs .......................................        154,488            (153,092)               --                 1,396
Selling, general & administrative ..................         69,077             (45,254)          15,371{d}              39,194
Amortization of intangibles ........................            189                --                  --                   189
Restructuring Charges ..............................          2,859              (1,508)               --                 1,351
Special charges/(credits) ..........................           (939)               (346)               --                (1,285)
Goodwill impairment ................................         20,306             (20,306)               --                     0
Write-off of assets ................................            910                --                  --                   910
TOTAL COSTS ........................................        246,890            (220,506)             15,371              41,755
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM OPERATIONS ......................        (32,702)             29,410             (15,371)            (18,663)
                                                       ------------        ------------        ------------        ------------

OTHER INCOME/(EXPENSE):
Interest income ....................................            321                  (1)               --                   320
Interest expense ...................................            (82)               --                  --                   (82)
                                                       ------------        ------------        ------------        ------------
TOTAL OTHER INCOME/(EXPENSE) .......................            239                  (1)               --                   238
                                                       ------------        ------------        ------------        ------------
INCOME/(LOSS) BEFORE INCOME TAXES ..................        (32,463)             29,409             (15,371)            (18,425)
                                                       ------------        ------------        ------------        ------------

INCOME (TAXES)/BENEFIT:
Current ............................................         (1,493)                 (1)              --(e)              (1,494)
Deferred ...........................................         (1,985)               --                 --(e)              (1,985)
                                                       ------------        ------------        ------------        ------------
TOTAL INCOME (TAXES)/BENEFIT .......................         (3,478)                 (1)               --                (3,479)
                                                       ------------        ------------        ------------        ------------
LOSS BEFORE CUMULATIVE EFFECT OF
    MINORITY INTEREST ..............................        (28,985)             29,411             (15,371)            (14,946)
                                                       ------------        ------------        ------------        ------------
MINORITY INTEREST ..................................            (45)                 45                --                    (0)

NET INCOME/(LOSS) FROM CONTINUING
    OPERATIONS .....................................        (29,030)             29,456             (15,371)            (14,946)
                                                       ------------        ------------        ------------        ------------

INCOME/(LOSS) FROM DISCONTINUED
    OPERATIONS NET OF TAX ..........................          3,858                --                  --                 3,858
                                                       ------------        ------------        ------------        ------------

NET LOSS ...........................................   $    (25,172)             29,456             (15,371)       $    (11,088)
                                                       ============        ============        ============        ============
EARNINGS/(LOSS) PER SHARE FROM
    CONTINUING OPERATIONS--BASIC ...................   $      (0.94)                                               $      (0.48)
                                                       ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM
    DISCONTINUED OPERATIONS--BASIC .................   $       0.12                                                $       0.12
                                                       ============                                                ============
LOSS PER SHARE--BASIC ..............................   $      (0.82)                                               $      (0.36)
                                                       ============                                                ============

                                                                 22

EARNINGS/(LOSS) PER SHARE FROM
    CONTINUING OPERATIONS--DILUTED .................   $      (0.93)                                               $      (0.48)
                                                       ============                                                ============
EARNINGS/(LOSS) PER SHARE FROM
    DISCONTINUED OPERATIONS--DILUTED ...............   $       0.12                                                $       0.12
                                                       ============                                                ============
LOSS PER SHARE--DILUTED ............................   $      (0.80)                                               $      (0.35)
                                                       ============                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING--BASIC .............................     30,870,000                                                  30,870,000
                                                       ============                                                ============
WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING--DILUTED ...........................     31,295,000                                                  31,295,000
                                                       ============                                                ============

-------------------

(1)   As reported in Computer Horizons annual report on Form 10-K for the year ended December 31, 2004 with Federal segment in
      Discontinued Operations.

(2)   Derived from Computer Horizons audited financial information for the year ended December 31, 2004.

                                                                 23

                                       COMPUTER HORIZONS CORP.--COMMERCIAL SERVICES BUSINESS
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         Year Ended December 31, 2003
                                                           -----------------------------------------------------------------------
                                                                                                  Commercial          Company
                                                             Company             Sale of           Pro Forma          Pro Forma
(dollars in thousands except per share  data)              Historical(1)       Commercial(2)      Adjustments        Consolidated
-------------------------------------------------------    -------------      ---------------    -------------      --------------

REVENUES:
Commercial .............................................   $    206,972       $   (206,972)      $       --         $       --
Chimes .................................................         20,018               --                 --               20,018
                                                           ------------       ------------       ------------       ------------
Total Revenues .........................................        226,990           (206,972)              --               20,018
                                                           ------------       ------------       ------------       ------------

COSTS AND EXPENSES:
Direct costs ...........................................        162,880           (161,488)              --                1,392
Selling, general & administrative ......................         74,434            (47,979)         18,104{d}             44,559
Amortization of intangibles ............................             63                 (0)              --                   63
Special charges/(credits) ..............................         10,113             (3,808)              --                6,305
Restructuring Charges ..................................          3,278             (1,574)              --                1,704
                                                           ------------       ------------       ------------       ------------
TOTAL COSTS ............................................        250,768           (214,849)            18,104             54,023
                                                           ------------       ------------       ------------       ------------
INCOME/(LOSS) FROM OPERATIONS ..........................        (23,778)             7,877            (18,104)           (34,005)
                                                           ------------       ------------       ------------       ------------

OTHER INCOME/(EXPENSE):
Gain/(loss) on sale of assets ..........................           (424)              --                 --                 (424)
Net (loss)/gain on investments .........................           (432)              --                 --                 (432)
Interest income ........................................            517                 (2)              --                  515
Interest expense .......................................            (40)                 6               --                  (34)
                                                           ------------       ------------       ------------       ------------
TOTAL OTHER INCOME/(EXPENSE) ...........................           (379)                 4               --                 (375)
                                                           ------------       ------------       ------------       ------------
INCOME/(LOSS) BEFORE INCOME TAXES ......................        (24,157)             7,881            (18,104)           (34,380)
                                                           ------------       ------------       ------------       ------------

INCOME (TAXES)/BENEFIT:
Current ................................................            264             (1,756)            -- (e)             (1,492)
Deferred ...............................................         (6,966)              --               -- (e)             (6,966)
                                                           ------------       ------------       ------------       ------------
TOTAL INCOME (TAXES)/BENEFIT ...........................         (6,702)            (1,756)              --               (8,458)
                                                           ------------       ------------       ------------       ------------
Loss before cumulative effect of minority
    interest ...........................................        (17,455)             9,637            (18,104)           (25,922)
                                                           ------------       ------------       ------------       ------------
Minority Interest ......................................            (89)               (89)              --                 (178)
NET INCOME/(LOSS) FROM CONTINUING OPERATIONS ...........        (17,544)             9,547            (18,104)           (26,101)
                                                           ------------       ------------       ------------       ------------

INCOME/(LOSS) FROM DISCONTINUED OPERATIONS
    NET OF TAX .........................................            389               --                 --                  389

NET LOSS ...............................................   $    (17,155)             9,547            (18,104)      $    (25,712)
                                                           ============       ============       ============       ============
EARNINGS/(LOSS) PER SHARE FROM CONTINUING
    OPERATIONS--BASIC ..................................   $      (0.58)                                            $      (0.86)
                                                           ============                                             ============
EARNINGS/(LOSS) PER SHARE FROM DISCONTINUED
    OPERATIONS--BASIC ..................................   $       0.01                                             $       0.01
                                                           ============                                             ============
LOSS PER SHARE--BASIC ..................................   $      (0.56)                                            $      (0.84)
                                                           ============                                             ============
EARNINGS/(LOSS) PER SHARE FROM CONTINUING
    OPERATIONS--DILUTED ................................   $      (0.57)                                            $      (0.85)
                                                           ============                                             ============
EARNINGS/(LOSS) PER SHARE FROM DISCONTINUED
    OPERATIONS--DILUTED ................................   $       0.01                                             $       0.01
                                                           ============                                             ============

                                                                 24

                                                                         Year Ended December 31, 2003
                                                           -----------------------------------------------------------------------
                                                                                                  Commercial          Company
                                                             Company             Sale of           Pro Forma          Pro Forma
(dollars in thousands except per share  data)              Historical(1)       Commercial(2)      Adjustments        Consolidated
--------------------------------------------------------   -------------      ---------------    -------------      --------------

LOSS PER SHARE--DILUTED ................................   $      (0.56)                                            $      (0.84)
                                                           ============                                             ============
WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING--BASIC .................................     30,455,000                                               30,455,000
                                                           ============                                             ============
WEIGHTED AVERAGE NUMBER OF SHARES
    OUTSTANDING--DILUTED ...............................     30,570,000                                               30,570,000
                                                           ============                                             ============

-------------------

(1)   As reported in Computer Horizons annual report on Form 10-K for the year ended December 31, 2004 with Federal segment in
      Discontinued Operations

(2)   Derived from Computer Horizons audited financial information for the year ended December 31, 2004.

                                                                 25

                      NOTES TO COMMERCIAL SERVICES BUSINESS
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro forma adjustments reflect only those adjustments which are supportable and directly attributable to the transaction and do not include the impact of contingencies. Pro forma adjustments include the following:

SALE OF COMMERCIAL SERVICES BUSINESS:

         1. To record cash proceeds consisting of $57 million consideration less an estimated Working Capital adjustment (using September 30, 2006 balances) of $600,642, net of transaction costs of $2 million.

         2. To record assets not included in the sale of the Commercial Services
      Business, consisting of a refundable tax credit of $7,672,000. The Quebec
      Government ("Revenu Quebec") through Invest Quebec has granted the
      Montreal Outsourcing Centre a refundable tax credit on certain qualifying job positions in Information Technology. This Program has been available to the MOC since 2002. To date tax refunds have been collected for 2002,
      2003 and 2004. The refund is received in cash net of any taxes owing. The main categories qualified for the Program are salary and vacation pay.

         3. Adjustment to Equity of $62,071,000 consists of net assets Computer
      Horizons sold to Allegis Group, Inc. of $25,688,000, plus net assets retained of $7,672,000, and the pro-forma estimated pre-tax gain as of
      September 30, 2006 on sale of the Commercial Services Business of
      $28,711,000. The sale of the Commercial Services Business assets pursuant to the Commercial Services Asset Purchase Agreement will be a taxable transaction with respect to the Company to the extent that any gain or loss is realized. The Company will realize gain or loss measured by the difference between the proceeds received by it and its affiliates on such sale and the Company's (or an affiliate's) tax basis in the assets. For purposes of calculating gain or loss, the proceeds received by the Company and its affiliates will include the cash received by them, the amount of their indebtedness that is cancelled or assumed, and any other consideration received by them for their assets. It is anticipated that the Company will have sufficient current losses to offset most of the gain expected to be realized from the Commercial Services Asset Sale for regular Federal income tax purposes and otherwise incur approximately
      $134,000 in alternative minimum taxes. The Company and/or its affiliates may be subject to state income taxes to the extent that gains exceed losses for state tax law purposes, but does not anticipate that such taxes, if any, will be significant.

         4. To adjust previously allocated corporate general expenses. The adjustment was made following the sale of the Company's Federal Division,
      RGII, to NetStar, Inc. on September 29, 2006, to remove RGII specific legal expense originally incurred at corporate on behalf of RGII, and then reallocate the revised corporate expense to the Commercial Services
      Business. Adjustments to the corporate allocation to RGII are as follows:

                                        Corporate         RGII          Total
                                        Allocation    Legal Expense   Adjustment
                                        ----------    -------------   ----------
YEARS ENDED:
    12/31/2005 ....................       $1,809         $  443         $1,366
    12/31/2004 ....................        1,767            285          1,482
    12/31/2003 ....................          747           --              747

NINE MONTHS ENDED:
    9/30/2006 .....................         --             --             --
    9/30/2005 .....................        1,314            195          1,119

                                       26

Adjustments to the Commercial Services Business corporate allocation are as follows:

                                        Original Corporate    Adjusted Corporate
                                            Allocation            Allocation
                                        ------------------    ------------------
YEARS ENDED:
    12/31/2005 ....................          $17,375              $17,026
    12/31/2004 ....................           15,600               15,371
    12/31/2003 ....................           18,104               18,104

NINE MONTHS ENDED
    9/30/2006 .....................          $12,268              $12,268
    9/30/2005 .....................           12,693               12,538

Tax Provision Disclosure--Pro Forma Assumptions

         5. Adjustments represent the impact to the consolidated provision for the sale of the assets for Commercial. The consolidated provision was recalculated based upon the Pro Forma income before income taxes as presented above. The Pro Forma income was determined as if Commercial was no longer part of the consolidated group.

      Other assumptions made with respect to the calculation of the provision:

      As of December 31, 2002 the stand alone operations of Commercial would have been required to report a valuation allowance as the operations had cumulative losses for the past three years, as outlined within Financial
Accounting Standard 109, Accounting for Income Taxes. This is a similar result with respect to the remaining operations of Computer Horizons Corp. as the
Company maintained a full valuation allowance at this time.

                                       27

      (d) Exhibits:

EXHIBIT NO.         DOCUMENT
99.1                Press Release dated February 16, 2007.

                                       28

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMPUTER HORIZONS CORP.
                                                    (Registrant)
Date: February 21, 2007
                                               By: /s/ Barbara Moss
                                                   -----------------------------
                                                   Barbara Moss
                                                   Chief Financial Officer

                                       29